                               KEEPWELL AGREEMENT

         KEEPWELL AGREEMENT dated as of January 26, 2004, between GSB
Investments Corp., a corporation organized under the laws of the State of
Delaware ("GSB Investments"), and REV Holdings LLC, a limited liability company organized under the laws of the State of Delaware ("REV Holdings").

                                  WITNESSETH:

         WHEREAS, REV Holdings intends to exchange up to $18,548,000 aggregate principal amount of its 13% Senior Secured Notes due 2007 (the "New Notes") for
a like principal amount of its issued and outstanding 12% Senior Secured Notes due 2004; and

         WHEREAS, GSB Investments has agreed to make funds available to REV
Holdings from time to time to ensure that REV Holdings has sufficient funds to make interest payments on the New Notes;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree an follows:

         1. Definitions

         As used herein, the following terms shall have the meaning set forth in this Section.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized or required to be closed.

         "Indenture" means the Indenture dated as of January 26, 2004, between
REV Holdings LLC and The Bank of New York, as Trustee, relating to the New
Notes.

         "Interest Payment Date" means each date on which interest payments are due on the New Notes in accordance with the terms of the Indenture.

         "Record Date" means the January 15 or July 15 next preceding the
Interest Payment Date.

         "Trustee" means the trustee under the Indenture until a successor

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replaces it and, thereafter, means the successor.

         2. Provision of Funds

         (a) If at any time beginning on the Record Date with respect to an
Interest Payment Date through and including the Business Day immediately preceding such Interest Payment Date, REV Holdings does not, or anticipates that it will not, have sufficient funds on hand to pay the interest due on the New
Notes on such Interest Payment Date in full, REV Holdings may, at its option, provide notice to GSB Investments, which notice shall specify that REV Holdings will require GSB Investments to provide funds to it under this Agreement in an amount equal to the amount of interest that will be due on such Interest Payment
Date or such lesser amount as is specified by REV Holdings in such notice (such amount, the "Payment Amount"). Any notice that is required by the preceding sentence shall be given in writing or may be given orally provided that written notice is provided promptly thereafter.

         (b) Upon receipt of any notice as provided in Section 2(a), on or prior to the applicable Interest Payment Date, GSB Investments shall provide REV
Holdings with, or shall cause to be provided to REV Holdings, funds in an amount equal to the Payment Amount.

         3. Term

         This Agreement shall terminate at such time as there are no New Notes outstanding and the Indenture is of no further effect.

         4. Not a Guarantee

         This Agreement is not and nothing herein contained and nothing done pursuant hereto by GSB Investments shall be deemed to constitute a guarantee by
GSB Investments of the payment of any obligation of REV Holdings under the New
Notes or any other obligation, indebtedness or liability of any kind or character whatsoever of REV Holdings.

         5. Successors; Beneficiaries

         The agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of REV Holdings and GSB Investments and their respective successors. This Agreement is not for the benefit of the Trustee, any holder of New Notes or any other third party.

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         6. Governing Law

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         7. Counterparts

         This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof.

         8. Notices

         Any notices hereunder may be provided by telephone, facsimile, telegram or electronic transmission, provided that any notice which is not provided in writing shall be promptly followed by written notice. Notice shall be provided:

         If to GSB Investments:

         35 East 62nd Street
         New York, New York 10021
         Attention: General Counsel
         Fax: (212) 572-5056
         Confirm: (212) 572-5170

         If to REV Holdings:

         35 East 62nd Street
         New York, New York 10021
         Attention: General Counsel
         Fax: (212) 572-5056
         Confirm: (212) 572-5170

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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first above written.

                                       REV HOLDINGS LLC

                                       By
                                          -------------------------------------
                                          Name:
                                          Title:

                                       GSB INVESTMENTS CORP.

                                       By
                                          -------------------------------------
                                          Name:
                                          Title:

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